                                                                    Exhibit 10.8

                           AMENDMENT AND CONSENT NO. 1


                  AMENDMENT AND CONSENT NO. 1 (this "AMENDMENT"), dated as of May 5, 1999, to that certain Credit Agreement, dated as of October 2, 1998 (as amended to the date hereof, the "CREDIT AGREEMENT"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among ATRIUM COMPANIES, INC., a Delaware corporation ("BORROWER"), D and W HOLDINGS, INC., as Parent, the Guarantors party thereto, the Lenders party thereto (the "LENDERS"), MERRILL LYNCH & CO., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger, Syndication Agent and Documentation Agent (collectively in such capacities, the "LEAD Arranger"), and BANKBOSTON, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H :

                  WHEREAS, pursuant to Section 12.04 of the Credit Agreement, each of the Obligors and each of the undersigned Lenders hereby agree to amend certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                  SECTION ONE AMENDMENTS. (a) Section 1.01 is amended (i) by adding the following definitions, each in the appropriate alphabetical order of the existing defined terms:

                  "CHAMPAGNE" shall mean Champagne Industries, Inc., a Colorado corporation.

                  "CHAMPAGNE ACQUISITION" shall mean the acquisition of all of the outstanding capital stock of Champagne by Borrower for a purchase price not to exceed $4.2 million (including an "earn-out" not to exceed $500,000 and including amounts required to repay in full all outstanding Indebtedness of Champagne and its Subsidiaries other than capital lease obligations not exceeding $200,000) pursuant to the Champagne Acquisition Agreement.

                  "CHAMPAGNE ACQUISITION AGREEMENT" shall mean the definitive documentation to be executed by Borrower and the sellers party thereto relating to the Champagne Acquisition.

                  "HEAT" shall mean Heat, Inc., a Delaware corporation.

                  "HEAT ACQUISITION" shall mean the acquisition of all of the outstanding capital stock of Heat and H.I.G. Vinyl, Inc., a Delaware corporation ("VINYL"), by Borrower for a purchase price not to exceed $85.0 million (including amounts required to repay in full all outstanding Indebtedness of Heat and Vinyl and their respective Subsidiaries other than capital lease obli-gations not exceeding $375,000 and other Indebtedness not exceeding $325,000 which shall reduce the purchase price), PLUS the aggregate amount of cash and cash equivalents held by Heat on the date of consummation of the Heat Acquisition, PLUS or MINUS the aggregate amount of any working capital adjustments, pursuant to the Heat Acquisition Agreement.

                  "HEAT ACQUISITION AGREEMENT" means the Stock Purchase Agreement, dated as of April 20, 1999, by and between Heat, the sellers party thereto, H.I.G. Vinyl, Inc. and Borrower relating to the Heat Acquisition.

                  "NEW NOTES" shall mean the Senior Subordinated Notes due 2009 to be issued by Borrower pursuant to the New Notes Indenture, in an aggregate principal amount of $175.0 million, guaranteed by each of the Guarantors (other than Atrium Holdings) on a senior subordinated basis, including the senior subordinated notes issued pursuant to a registered exchange offer therefor, which notes shall in any event (i) have covenants, events of default, redemption and repurchase provisions and modification provisions in the aggregate which in the reasonable judgment of the Lead Arranger are not materially less favorable to Borrower and the Lenders than the covenants, events of default, redemption and repurchase provisions and modification provisions in the draft Description of Notes attached hereto as EXHIBIT A, (ii) be unsecured, and (iii) contain such terms with respect to subordination to the Obligations that are not in the aggregate, in the reasonable judgment of the Lead Arranger, materially more onerous to the Lenders than the subordination terms in the draft Description of Notes attached hereto as EXHIBIT A.

                  "NEW NOTES INDENTURE" means the Indenture pursuant to which the New Notes are to be issued, dated as of the New Notes Issue Date, by and among Borrower, each of the guarantors party thereto from time to time and a trustee reasonably acceptable to the Lead Arranger.

                  "NEW NOTES ISSUE DATE" shall mean the date of original issuance of the New Notes, which shall be no later than the date of consummation of the Heat Acquisition and the Champagne Acquisition.

; (ii) by deleting the entire text of part (c) of the definition of "Change of Control" and replacing it with the following:

                  "(c) if such transaction or event occurs at any time, whether before or after the consummation of an Initial Public Offering, any event or circumstance constituting a "change of control" or other similar occurrence under the Existing Notes Indenture (other than any "change of control" resulting from consummation of the Merger), the New Notes Indenture or the Investor Debt Securities Documents shall occur which results in an obligation of any Company to prepay, purchase, offer to purchase, redeem or defease all or a portion of such Indebtedness."

; (iii) by adding the following to the end of the definition of "Consolidated EBITDA":

                  "Prior to the first anniversary of the New Notes Issue Date, Consolidated EBITDA shall be calculated on a pro forma basis as if the Champagne Acquisition and the Heat Acquisition had occurred on the first day of the relevant Measurement Period (including giving effect to $2.250 million of pro forma expense and cost reductions relating to the Champagne Acquisition and the Heat Acquisition; PROVIDED, HOWEVER, that the amount of such expense and cost reductions shall be (i) $1.689 million if the Measurement Period ends on September 30, 1999, (ii) $1.126 million if the Measurement Period ends on December 31, 1999, (iii) $0.563 million if the Measurement Period ends on March 31, 2000, and (iv) $0 if the Measurement Period ends on June 30, 2000. For any Measurement Period that includes the fiscal quarter ending March 31, 1999, severance payments made during such fiscal quarter in an amount not to exceed $1.8 million shall be added back to Consolidated EBITDA to the extent deducted in the calculation thereof (other than for purposes of the definition of "Excess Cash Flow")"

; and (iv) by deleting the definition of "Permitted Acquisitions" and replacing it with the following:

                  "PERMITTED ACQUISITIONS" shall mean any acquisition effected in compliance with Section 9.06(i), (m) or (o)."

                  (b) Section 2.03 is amended by deleting clause (iii) of the proviso to the first sentence in such Section 2.03 and replacing it with the following:

                  "(iii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $7.5 million,"

                  (c) Section 3.02 is amended by deleting clauses (i) and (ii) of Section 3.02(a) and replacing them with the following:

                  "(i) during such periods as such Loan is an ABR Loan, (a) the Alternate Base Rate (as in effect from time to time), PLUS (b) the Applicable Margin, PLUS (c) on and after the New Notes Issue Date, (A) in the case of the Revolving Credit Loans, 0.250% until the Reset Date, and (B) in the case of the Term Loans, 0.125%, until the first date that the Total Leverage Ratio shall be equal to or less than 4.0:1.0 on and after the New Notes Issue Date (as specified in an Interest Rate Certificate required by Section 9.01(e) and an Officers' Certificate demonstrating such computation of the Total Leverage Ratio); and

                  (ii) during such periods as such Loan is a LIBOR Loan, for each Interest Period relating thereto, (a) the LIBOR Rate for such Loan for such Interest Period, PLUS (b) the Applicable Margin, PLUS (c) on and after the New Notes Issue Date, (A) in the case of the Revolving Credit Loans, 0.250% until the Reset Date, and (B) in the case of the Term Loans, 0.125% until the first date that the Total Leverage Ratio shall be equal to or less than 4.0:1.0 on and after the New Notes Issue Date (as specified in an Interest Rate Certificate required by Section 9.01(e) and an Officers' Certificate demonstrating such computation of the Total Leverage Ratio)."

                  (d) Section 8.03 is amended by deleting the entire text thereof (including the referenced Schedule 8.03) and replacing it with the following:

                  "Section 8.03 LITIGATION. There is no Proceeding pending against, or to the knowledge of any Company threatened in writing against or affecting, any Company or any of its respective Properties before any Governmental Authority that either (i) would be required to be described in a prospectus pursuant to the Securities Act (assuming the existence of a registered sale of securities) or (ii) has a reasonable likelihood of being adversely determined and, if determined or resolved adversely to such Company in accordance with the plaintiff's demands, is reasonably likely to have (individually or in the aggregate) a Material Adverse Effect (without giving effect to clause (a) of the definition of Material Adverse Effect)."

                  (e) Section 9.01 is amended by deleting the entire text of 9.01(b) and replacing it with the following:

                  "(b) ANNUAL FINANCIALS. As soon as available and in any event within 90 days after the end of each fiscal year beginning with the fiscal year ending December 31, 1998, consolidated statements of operations, cash flows and stockholders' equity of Borrower and its Consolidated Subsidiaries for such year and the related consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form (i) the corresponding consolidated information as of the end of and for the preceding fiscal year (provided that for purposes of any fiscal year ending on or prior to the first anniversary after the Closing Date, this clause (i) shall only require a pro forma consolidated statement of operations for the preceding fiscal year that gives effect to the Transactions as if they occurred on the first day of such preceding fiscal year) and (ii) the corresponding budget or plan for such period, and, in the case of the foregoing consolidated financial statements, accompanied by an opinion, without material qualification, thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition, results of operations and cash flows of Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance GAAP, consistently applied; Borrower shall supply such additional information and detail as to any item or items contained on any such statement that Lenders (to the extent applicable) may reasonably require; all such information will be prepared in accordance with GAAP consistently applied; in addition, Borrower shall provide consolidated financial statements for Foreign Subsidiaries (if any) for the same periods in fiscal years 1998 and thereafter substantially consistent with the foregoing;"

                  (f) Section 9.06 is amended by (i) deleting the entire text of
Section 9.06(i)(xi) and replacing it with the following:

                  "(i) the Acquisition Consideration for such Acquisition, together with the aggregate amount of the Acquisition Consideration for all Acquisitions (other than Acquisitions made pursuant to Sections 9.06(m) and 9.06(o) below) effected pursuant to this Section 9.06(i) since the Closing Date, shall not exceed $20.0 million (PROVIDED, HOWEVER that any portion of such Acquisition Consideration that consists of an "earn-out" or similar payment shall not exceed $5.0 million in the aggregate since the Closing Date), PLUS the then available amount of the Designated Equity Issuance Proceeds but not to exceed $20.0 million."

and (ii) by deleting the "and" at the end of Section 9.06(m), deleting the "." at the end of Section 9.06(n) and replacing it with "; and" and by adding the following immediately after Section 9.06(n):

                  "(o) the Champagne Acquisition and the Heat Acquisition."

                  (g) Section 9.08 is amended by deleting the "and" at the end of Section 9.08(k), deleting the "." at the end of Section 9.08(l) and replacing it with "; and" and by adding the following immediately after Section 9.06(l):

                  "(m) the New Notes (less all repayments and prepayments thereof) and any Permitted Refinancings thereof."

                  (h) Section 9.10 is amended by (i) deleting Section 9.10(c)(ii) and replacing it with the following:

                  "(ii) to make a Dividend Payment to Parent to redeem Equity Interests (other than Disqualified Capital Stock) held by current or former employees or directors of any Company (or their estates or beneficiaries of their estates); PROVIDED, HOWEVER, that the aggregate cash consideration paid, or distributions made, pursuant to this clause (c)(ii) shall not exceed $5.0 million in the aggregate since the Closing Date, PLUS, in each case, the proceeds of any Excluded Equity Issuance consummated substantially contemporaneously with such purchase or redemption; and"

and (ii) deleting the "and" at the end of Section 9.10(c)(ii), deleting the "." at the end of 9.10(d), replacing it with"; and" and by adding the following immediately after Section 9.10(d):

                  "(e) so long as no Default has occurred and is continuing or would arise therefrom, Borrower may make Dividend Payments to Atrium Holdings on the New Notes Issue Date or within two Business Days thereafter with a portion of the net proceeds from the offering of the New Notes in an amount not to exceed $20.0 million (plus accretion to the date of repayment of the Investor Debt Securities) if the proceeds of such Dividend Payment are contemporaneously used by Atrium Holdings to repay Investor Debt Securities in the same amount and such Investor Debt Securities are canceled."

                  (i) Sections 9.11(a), (b), (c) and (d) are amended by deleting the entire text thereof and replacing it with the following:

                  "(a) MAXIMUM TOTAL LEVERAGE RATIO. The Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:


                 Period                                            Ratio
                 ------                                            -----
                 New Notes Issue Date - 9/30/99                    5.50
                 10/01/99 - 6/30/00                                5.25
                 7/1/00 - 12/31/00                                 5.00
                 1/1/01 - 6/30/01                                  4.75
                 7/1/01 - 12/31/01                                 4.50
                 1/1/02 - 6/30/02                                  4.25
                 7/1/02 - 12/31/02                                 4.00
                 1/1/03 - 6/30/03                                  3.75
                 7/1/03 - 12/31/03                                 3.50
                 1/1/04 - 6/30/04                                  3.25
                 7/1/04 - 12/31/04                                 3.00
                 1/1/05 - 6/30/05                                  2.75
                 7/1/05 and thereafter                             2.50


                  (b) MINIMUM INTEREST COVERAGE RATIO. The Interest Coverage Ratio shall not, as of any Test Date during any period set forth in the table below, be less than the ratio set forth opposite such period in the table below:


                 Period                                            Ratio
                 ------                                            -----
                New Notes Issue Date - 9/30/99                      1.75
                10/1/99 - 3/31/00                                   1.90
                4/1/00 - 9/30/00                                    2.00
                10/1/00 - 12/31/00                                  2.20
                1/1/01 - 6/30/01                                    2.35
                7/1/01 -12/31/01                                    2.50
                1/1/02 - 6/30/02                                    2.60
                7/1/02 - 12/31/02                                   2.75
                1/1/03 - 6/30/03                                    2.85
                7/1/03 - 12/31/03                                   3.00
                1/1/04 - 6/30/04                                    3.10
                7/1/04 - 12/31/04                                   3.25
                1/1/05 - 6/30/05                                    3.35
                7/1/05 - 12/31/05                                   3.50
                1/1/06 - 6/30/06                                    3.60


                  (c) MINIMUM FIXED CHARGE COVERAGE RATIO. The Fixed Charge Coverage Ratio shall not, as of any Test Date during any period set forth in the table below, be less than the ratio set forth opposite such period in the table below:


                 Period                                            Ratio
                 ------                                            -----
                 New Notes Issue Date - 9/30/99                    1.25
                 10/1/99 - 6/30/00                                 1.40
                 7/1/00 - 12/31/00                                 1.50
                 1/1/01 - 6/30/01                                  1.65
                 7/1/01 - 12/31/01                                 1.75
                 1/1/02 - 6/30/02                                  1.80
                 7/1/02 - 12/31/02                                 2.00
                 1/1/03 - 6/30/03                                  2.10
                 7/1/03 - 12/31/03                                 2.25
                 1/1/04 - 6/30/04                                  2.30
                 7/1/04 - 12/31/04                                 2.50
                 1/1/05 - 6/30/05                                  2.60
                 7/1/05 - 12/31/05                                 2.75
                 1/1/06 - 6/30/06                                  2.85


                  (d) CAPITAL EXPENDITURES. Borrower shall not permit the aggregate amount of Capital Expenditures made by Borrower and the Subsidiaries to exceed (a) $1.75 million in the aggregate for the period from the Closing Date until December 31, 1998, (b) $10.0 million in the aggregate for the fiscal year ended December 31, 1999, (c) $11.0 million in the aggregate for the fiscal year ended December 31, 2000, and (d) $12.0 million in the aggregate for the fiscal year ended December 31, 2001 and for any fiscal year of Borrower thereafter; PROVIDED, HOWEVER, that (x) if the aggregate amount of Capital Expenditures for any fiscal year shall be less than the amount permitted for such fiscal year (before giving effect to any carryover), then the shortfall may be added to the amount of Capital Expenditures permitted for the immediately succeeding (but not any other) fiscal year if the amount expended in such fiscal year would not exceed 125% of the amount permitted for such fiscal year (before any carryover) and
         (y) in determining whether any amount is available for carryover, the amount expended in any fiscal year shall first be deemed to be from the amount allocated to such year before any carryover."

                  (j) Section 9.15 is amended by deleting the "or" at the end of
Section 9.15(f) and by adding the following immediately after Section 9.15(g) but before the second proviso of Section 9.15:

                  "or (h) the repayment of the Investor Debt Securities (as in effect on the date hereof) to the extent otherwise permitted by the terms of this Agreement."

                  (k) Section 9.17 is amended by adding the words ",the New Notes Indenture," to the third line of the second sentence under such Section after the words ", the Management Agreement".

                  (l) Section 9.19 is amended by deleting the "and" at the end of Section 9.19(iii), replacing it with a ",", deleting the "." at the end of
Section 9.19(iv), and by adding the following immediately after the end thereof:

                  "and (v) any such encumbrances or restrictions existing under or by reason of the New Notes Indenture as in effect on the New Notes Issue Date and any Permitted Refinancing thereof so long as such restriction in such Permitted Refinancing is not substantially more disadvantageous to the Lenders or Borrower than the New Notes Indenture in effect on the New Notes Issue Date."

                  (m) Section 9.21 is amended by adding the following immediately at the end thereof:

                  "Borrower shall not, nor shall it permit any Subsidiary to, designate any Indebtedness or other obligation, other than Indebtedness under the Credit Documents, as "Designated Senior Indebtedness," as such term is defined in the New Notes Indenture as in effect on the New Notes Issue Date or any Permitted Refinancing thereof, or any comparable designation that confers upon the holders of such Indebtedness or other obligation (or any Person acting on their behalf) the right to initiate blockage periods under the New Notes Indenture or any other Indebtedness or other obligation of the Borrower and its Subsidiaries"; and

                  (n) Section 9.25 is amended by (i) adding the words ", any New Notes" after the words ", any Existing Notes" in the third line of Section 9.25(a), (ii) deleting the "and" at the end of Section 9.25(a)(4) and replacing it with a ",", deleting the "or" at the end of Section 9.25(a)(5) and by adding the following immediately after Section 9.25(a)(5):

                  "(6) any Restricted Debt Payment of the Existing Notes in an amount not to exceed $29.1 million (plus accrued interest to the date of payment and a repurchase premium not to exceed $2.2 million) with a portion of the net proceeds from the offering of the New Notes, so long as such Restricted Debt Payment is effected within five Business Days of the receipt of such net proceeds, and any Restricted Debt Payment of the Investor Debt Securities in an amount not to exceed $20.0 million (plus accretion to the date of payment) with a portion of the net proceeds from the offering of the New Notes, so long as such Restricted Debt Payment is effected within five Business Days of the receipt of such net proceeds; or";

and (iii) adding the words "or the New Notes Indenture or the New Notes" after the words "and the Existing Notes" in the second line of Section 9.25(b).

                  SECTION TWO CONSENTS. (a) Subject to the entering into of definitive documentation by one or more of the Revolving Credit Lenders or one or more Persons who will become Revolving Credit Lenders and the Obligors by June 30, 1999 pursuant to which such Revolving Credit Lenders agree to increase their, or provide new, Revolving Credit Commitments (the "ADDITIONAL REVOLVING CREDIT DOCUMENTATION"), the Majority Lenders consent to increasing the aggregate amount of the Revolving Credit Commitments by an amount not to exceed $20.0 million and authorize the Lead

Arranger and the Administrative Agent to, on behalf of all the Creditors, execute and deliver the Additional Revolving Credit Documentation to change the definition of "Revolving Credit Commitment" to reflect such increased aggregate Revolving Credit Commitment and to increase the Revolving Credit Commitment of any Revolving Credit Lender on ANNEX A to the Credit Agreement and/or to add any new Revolving Credit Lender to ANNEX A to the Credit Agreement and to make such other conforming and clarifying changes as is necessary to give effect to the foregoing (such Additional Revolving Credit Documentation to be in form and substance reasonably satisfactory to the Lead Arranger); PROVIDED, HOWEVER, that on the date of any Additional Revolving Credit Documentation and immediately after its effectiveness, Borrower shall repay all Revolving Credit Loans then outstanding, Reimbursement Obligations resulting from any then drawn Letters of Credit and Swing Loans then outstanding (including all costs under Section 5.05(a)(4), if any) (which repayment may be made from drawings under the Revolving Credit Commitments after such effectiveness) and shall pay all accrued and unpaid fees under Section 2.05(a); PROVIDED, FURTHER, HOWEVER, that if no Additional Revolving Credit Documentation shall have become effective by June 30, 1999 or if the amounts provided in the preceding proviso are not repaid or paid, as applicable, the consent and authorization provided in this Section 2(a) by the Majority Lenders shall be deemed withdrawn and shall have no effect on the Credit Documents.

                  (b) Notwithstanding the proviso to Section 9.25(b) of the Credit Agreement or anything else in the Credit Documents to the contrary, the Majority Lenders consent to any amendment, supplement or other modification of the Investor Debt Securities and the Investor Debt Securities Indenture to the extent that the Lead Arranger determines in its reasonable judgment at the time of such amendment, supplement or other modification that the terms and provisions of the Investor Debt Securities and the Investor Debt Securities Indenture, as so amended, supplemented or otherwise modified, is not in the aggregate materially less favorable to Atrium Holdings and the Lenders than the terms and provisions of the New Notes and the New Notes Indenture (as in effect on the New Notes Issue Date).

                  (c) Pursuant to Section 9.17 of the Credit Agreement, the Majority Lenders and the Lead Arranger consent to an amendment to the Management Agreement to be entered into on the New Notes Issue Date, provided that such amendment is in form and substance reasonably satisfactory to the Lead Arranger.

                  (d) Pursuant to Section 9.27 of the Credit Agreement, the Majority Lenders and the Lead Arranger consent to an amendment to the Tax Sharing Agreement to be entered into on the New Notes Issue Date, provided that such amendment is in form and substance reasonably satisfactory to the Lead Arranger.

                  (e) The Majority Lenders consent to the supplement to the Schedules to the Credit Agreement reflecting additions related to the Heat Acquisition and the Champagne Acquisition in the form attached hereto as EXHIBIT B.

                  (f) Notwithstanding anything to the contrary in the Credit Agreement, any voluntary prepayment of Loans with the proceeds of the New Notes may be applied among the Classes of Loans at the discretion of Borrower.


                  SECTION THREE CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "EFFECTIVE DATE") when, and only when, (a) Borrower shall have issued or shall simultaneously issue the New Notes pursuant to an offering in which Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as sole and exclusive underwriter, initial purchaser or agent, in an aggregate principal amount of $175.0 million pursuant to the New Notes Indenture and having an interest rate reasonably satisfactory to the Lead Arranger, and containing terms and conditions satisfying the definition of New Notes and otherwise reasonably satisfactory to the Lead Arranger, and Borrower shall have repaid, or simultaneously with the issuance of the New Notes will repay, in full all outstanding Existing Notes, (b) the Heat Acquisition shall have been or shall simultaneously be consummated in accordance with the terms hereof and the terms of the Heat Acquisition Agreement (without the waiver or amendment of any material condition unless consented to by the Lead Arranger) and (c) the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Obligor and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel), (iii) all agreements, guarantees, documents and certificates as the Lead Arranger or the Administrative Agent may have reasonably requested, and all other actions shall have been taken as the Lead Arranger or the Administrative Agent may have reasonably requested, as required by Section 9.12 and 9.20 of the Credit Agreement in connection with Heat, Vinyl and each of their respective Subsidiaries becoming Qualified Subsidiaries and parties to the Security Agreement, and (iv) an Officers' Certificate from Borrower stating that each of the conditions in this Section Three have been satisfied; PROVIDED, HOWEVER, that if the Effective Date shall not have occurred by June 30, 1999, this Amendment shall be deemed to have not been adopted by the Majority Lenders and shall have no effect on the Credit Documents; PROVIDED, FURTHER, HOWEVER, that if the Champagne Acquisition shall not have been consummated in accordance with the terms hereof and the Champagne Acquisition Agreement within 30 days after the Effective Date, all amendments relating thereto in Section One shall be deemed to have not been adopted by the Majority Lenders and shall have no effect on the Credit Documents. The effectiveness of this Amendment (other than Sections Six, Seven and Eight hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Four hereof.

                  SECTION FOUR REPRESENTATIONS AND WARRANTIES; COVENANTS. In order to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, and both before and after giving effect to the Heat Acquisition and the Champagne Acquisition and the issuance of the New Notes, (a) no Default or Event of Default has occurred and is continuing; and
(b) all of the representations and warranties in the Credit Agreement, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  In addition, with respect to each Mortgaged Real Property set forth on SCHEDULE 4 hereto, the Obligors shall deliver to the Administrative Agent, on behalf of the Lenders, the documents and instruments reasonably requested by the Administrative Agent, including, without limitation, the items set forth in Section 7.01 of the Credit Agreement in respect of Mortgaged Real Property, on or prior to 30 days after the New Notes Issue Date.

                  SECTION FIVE REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Credit Documents, in each case as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the amendments and waivers herein set forth and to any prior amendment or waiver to the Credit Agreement.

                  SECTION SIX COSTS, EXPENSES AND TAXES. Borrower agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 12.03 of the Credit Agreement. In addition, Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION SEVEN EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION EIGHT GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       BORROWER:

                                       ATRIUM COMPANIES, INC.


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Secretary


                                       GUARANTORS:

                                       ATRIUM CORPORATION


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Secretary


                                       ATRIUM DOOR AND WINDOW COMPANY -
                                           WEST COAST


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Secretary


                                       ATRIUM DOOR AND WINDOW COMPANY
                                           OF THE NORTHEAST


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Secretary


                                       ATRIUM DOOR AND WINDOW COMPANY
                                           OF NEW YORK


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Secretary

                                       ATRIUM DOOR AND WINDOW COMPANY
                                           OF ARIZONA


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Secretary


                                       ATRIUM DOOR AND WINDOW COMPANY
                                           OF NEW ENGLAND


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Secretary


                                       DOOR HOLDINGS, INC.


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Assistant
                                                   Secretary


                                       R.G. DARBY COMPANY, INC.


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Assistant
                                                   Secretary

                                       TOTAL TRIM, INC.


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Assistant
                                                   Secretary


                                       WING INDUSTRIES HOLDINGS, INC.


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Assistant
                                                   Secretary


                                       WING INDUSTRIES, INC.


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Assistant
                                                   Secretary


                                       R.G. DARBY COMPANY - SOUTH


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Secretary


                                       TOTAL TRIM, INC. - SOUTH


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer and Assistant
                                                   Secretary

                                       PARENT:

                                       D AND W HOLDINGS, INC.


                                       By: /s/ Jeff L. Hull
                                          --------------------------------------
                                          Name:  Jeff L. Hull
                                          Title: Executive Vice President
                                                 Chief Financial Officer
                                                 Treasurer, Secretary and
                                                   Director


                                       AGENTS:

                                       MERRILL LYNCH & CO.,
                                       MERRILL LYNCH, PIERCE, FENNER &
                                           SMITH INCORPORATED, as Lead
                                           Arranger, Syndication Agent and
                                           Documentation Agent


                                       By: /s/ Howard B. Sysler
                                          --------------------------------------
                                          Name:  Howard B. Sysler
                                          Title: Vice President


                                       BANKBOSTON, N.A., as Administrative
                                           Agent, Issuing Lender and as a Lender


                                       By: /s/ Marie C. Duprey
                                          --------------------------------------
                                          Name:  Marie C. Duprey
                                          Title: Vice President


                                       LENDERS:

                                       MERRILL LYNCH CAPITAL CORPORATION


                                       By: /s/ Howard B. Sysler
                                          --------------------------------------
                                          Name:  Howard B. Sysler
                                          Title: Vice President

                                       BHF BANK AKTIENGESELLSCHAFT


                                       By: /s/ Steven Alexander
                                          --------------------------------------
                                          Name:  Steven Alexander
                                          Title: Assistant Treasurer


                                       BALANCED HIGH-YIELD FUND II LTD.

                                       By: BHF Bank Aktiengesellschaft, acting
                                           through its New York Branch, as
                                           Attorney-in fact


                                       By: /s/ Steven Alexander
                                          --------------------------------------
                                          Name:  Steven Alexander
                                          Title: Assistant Treasurer


                                       GREATER BAY CORPORATE FINANCE, A
                                           DIVISION OF CUPERTINO NATIONAL
                                           BANK & TRUST


                                       By: /s/ Dan McCartney
                                          --------------------------------------
                                          Name:  Dan McCartney
                                          Title: Vice President


                                       HELLER FINANCIAL, INC.


                                       By: /s/ Scott Zienke
                                          --------------------------------------
                                          Name:  Scott Zienke
                                          Title: Assistant Vice President


                                       BANK ONE, TEXAS, N.A.


                                       By: /s/ Chris W. Holder
                                          --------------------------------------
                                          Name:  Chris W. Holder
                                          Title: Vice President

                                       MASSACHUSETTS MUTUAL LIFE
                                           INSURANCE COMPANY


                                       By: /s/ Thomas Li
                                          --------------------------------------
                                          Name:  Thomas Li
                                          Title: Managing Director


                                       MASS MUTUAL HIGH YIELD PARTNERS II,
                                           LLC


                                       By: /s/ Thomas Li
                                          --------------------------------------
                                          Name:  Thomas Li
                                          Title: Managing Director


                                       KZH RIVERSIDE LLC


                                       By: /s/ Virginia Conway
                                          --------------------------------------
                                          Name:  Virginia Conway
                                          Title: Authorized Agent


                                       KZH ING-2 LLC


                                       By: /s/ Virginia Conway
                                          --------------------------------------
                                          Name:  Virginia Conway
                                          Title: Authorized Agent


                                       FLOATING RATE PORTFOLIO

                                       By: INVESCO SENIOR SECURED
                                           Management, as Attorney-in-Fact


                                       By: /s/ Joseph Rizando
                                          --------------------------------------
                                          Name:  Joseph Rizando
                                          Title: Authorized Signatory

                                       MEDICAL LIABILITY MUTUAL
                                           INSURANCE COMPANY


                                       By: /s/ Joseph Rizando
                                          --------------------------------------
                                          Name:  Joseph Rizando
                                          Title: Authorized Signatory


                                       KZH CYPRESSTREE-1 LLC


                                       By: /s/ Virginia Conway
                                          --------------------------------------
                                          Name:  Virginia Conway
                                          Title: Authorized Agent


                                       CYPRESSTREE SENIOR FLOATING RATE
                                           FUND

                                       By: CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY, INC.,
                                           as Portfolio Manager


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       NORTH AMERICAN SENIOR FLOATING
                                           RATE FUND

                                       By: CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY INC., as
                                           Portfolio Manager


                                       By: /s/ Catherine C. McDermott
                                          --------------------------------------
                                          Name:  Catherine C. McDermott
                                          Title: Principal


                                       MORGAN STANLEY DEAN WITTER PRIME
                                           INCOME TRUST


                                       By: /s/ Peter Geoste
                                          --------------------------------------
                                          Name:  Peter Geoste
                                          Title: Authorized Signatory


                                       CERES FINANCE LTD.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       AERIES FINANCE LTD.


                                       By: /s/ Andrew Ian Wignall
                                          --------------------------------------
                                          Name:  Andrew Ian Wignall
                                          Title: Director

                                       STRATA FUNDING LTD.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       PILGRIM AMERICA HIGH INCOME
                                           INVESTMENTS LTD.


                                       By: /s/ Jeffrey A. Bakalar
                                          --------------------------------------
                                          Name:  Jeffrey A. Bakalar
                                          Title: Vice President


                                       ML CLO XII PILGRIM AMERICA
                                           (CAYMAN) LTD.

                                       By: PILGRIM AMERICA INVESTMENTS
                                           INC., as its Investments Manager


                                       By: /s/ Jeffrey A. Bakalar
                                          --------------------------------------
                                          Name:  Jeffrey A. Bakalar
                                          Title: Vice President


                                       ML CLO XV PILGRIM AMERICA
                                           (CAYMAN) LTD.

                                       By: PILGRIM AMERICA INVESTMENTS
                                           INC., as its Investments Manager


                                       By: /s/ Jeffrey A. Bakalar
                                          --------------------------------------
                                          Name:  Jeffrey A. Bakalar
                                          Title: Vice President

                                       AIM FLOATING RATE FUND


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       KZH III LLC


                                       By: /s/ Virginia Conway
                                          --------------------------------------
                                          Name:  Virginia Conway
                                          Title: Authorized Agent


                                       KZH IV LLC


                                       By: /s/ Virginia Conway
                                          --------------------------------------
                                          Name:  Virginia Conway
                                          Title: Authorized Agent


                                       OASIS COLLATERALIZATION AIGH
                                           INCOME PORTFOLIO 1 LTD


                                       By: /s/ Andrew Ian Wignall
                                          --------------------------------------
                                          Name:  Andrew Ian Wignall
                                          Title: Director

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CYPRESSTREE INVESTMENT FUND, LLC

                                       By: CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY, INC.,
                                           its Managing Member


                                       By: /s/ Catherine C. McDermott
                                          --------------------------------------
                                          Name:  Catherine C. McDermott
                                          Title: Principal


                                       CYPRESSTREE INSTITUTIONAL FUND,
                                           LLC

                                       By: CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY, INC.,
                                           its Managing Member


                                       By: /s/ Catherine C. McDermott
                                          --------------------------------------
                                          Name:  Catherine C. McDermott
                                          Title: Principal